SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2018

           BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

     (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 23, 2018, Bridgeline Digital, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the "Meeting"). Stockholders present at the Meeting, either in person or by proxy, represented 82.3% of the 4,360,485 shares eligible to vote at the meeting. The following is a summary of the matters voted on and the results of the voting at the meeting:

Proposal 1 -	The results of the voting for the election of two directors to serve a term of three years each:

Nominees	For	Withheld	Broker Non-Votes

Joni Kahn	2,359,488	17,601	1,209,644
Roger Kahn	2,359,488	17,601	1,209,644

The Company’s directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected to serve on the Company’s Board of Directors until the 2021 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Proposal 2 -

The results of the voting to approve the ratification of the filing and effectiveness of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation filed with the Delaware Division of Corporations on July 21, 2017 (the “July 2017 Certificate of Amendment”) and the one-for-five reverse stock split of our common stock (the “2017 Reverse Stock Split”) that was effected thereby and became effective on July 24, 2017 (the “Amendment Ratification”) were as follows:

For	Against	Abstain	Broker Non-Votes
3,421,727	159,583	5,423	-

The vote required to approve this proposal was the affirmative vote of the majority of the votes cast at the Meeting, as well as the affirmative vote of the majority of the shares of voting securities outstanding as of the record date for our 2017 Annual Meeting of Stockholders that were issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split. Because we could not specifically separate shares that were issued and outstanding immediately prior to the effectiveness of the 2017 Reverse Stock Split from shares that were not, we required 2,192,058 affirmative votes on this proposal, which represents the sum of (i) one share more than fifty percent of our outstanding voting securities as of the record date for the 2017 Annual Meeting plus (ii) the number of voting securities that have been issued since the effectiveness of the 2017 Reverse Stock Split. Accordingly, the stockholders approved the proposal to ratify the July 2017 Certificate of Amendment and the 2017 Reverse Stock Split.

Proposal 3 -

The results of the voting to approve an adjournment of the Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
3,421,687	159,826	5,220	̶

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Meeting. Accordingly, the stockholders approved the proposal to adjourn the Meeting if necessary to solicit additional proxies to approve Proposal 2.

Proposal 4 -	The results of the voting to ratify the selection of Marcum, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2018 were as follows:

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Meeting. Accordingly, stockholders ratified the appointment of Marcum, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2018.

For	Against	Abstain	Broker Non-Votes
3,472,673	105,167	8,893	-

Propoal 5 -	The results of the voting to hold an advisory vote to approve the compensation of the Company’s named executive officers (the “say-on-pay”) were as follows:

For	Against	Abstain	Broker Non-Votes
2,377,917	30,985	7,720	1,170,111

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders voted, on an advisory basis, in favor of the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section of the Company’s definitive proxy statement

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on February 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.

(Registrant)

By: /s/Michael D. Prinn

Michael D. Prinn

Executive Vice President and

Chief Financial Officer

Date: March 28, 2018